UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2024

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Marina Village Parkway

Suite 201

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03 Material Modification to Rights of Security Holders.

On March 14, 2024, AgeX Therapeutics, Inc., a Delaware corporation (“AgeX”) convened and adjourned its special meeting of stockholders (the “Special Meeting”). At the Special Meeting, AgeX’s stockholders approved an amendment to AgeX’s Certificate of Incorporation, as amended (“AgeX Charter”), to effect a reverse stock split (the “Reverse Stock Split”) of issued and outstanding shares of common stock, par value $0.0001 per share, of AgeX (“AgeX common stock”). Following the Special Meeting, the board of directors of AgeX approved the Reverse Stock Split at a ratio of 1-for-35.17. To effect the Reverse Stock Split, AgeX filed a Certificate of Amendment to the AgeX Charter (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, with an effective time of 10:00 a.m. Eastern Time on March 14, 2024 (the “Effective Time”).

As of the Effective Time, each 35.17 shares of AgeX common stock issued and outstanding immediately prior to the Effective Time were, automatically and without any action on the part of AgeX or its stockholders, reclassified and combined, into one new share of AgeX common stock. No fractional shares of AgeX common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, after aggregating all fractional shares that such person would otherwise be entitled, AgeX will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of AgeX common stock, as reported on the NYSE American, on the last trading day prior to the Effective Time (or if such price is not available, the average of the last bid and asked prices of the AgeX common stock on such day or other price determined by the board of directors of AgeX), as adjusted in good faith by AgeX to account for the Reverse Stock Split ratio.

AgeX common stock is expected to commence trading on a split-adjusted basis at the open of trading on March 15, 2024, at which time AgeX common stock will be represented by a new CUSIP number, 00848H 207. The par value per share of AgeX common stock will remain unchanged.

The foregoing description of the Certificate of Amendment is not complete and is subject to and qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 14, 2024, AgeX convened and adjourned the Special Meeting. At the Special Meeting, the AgeX’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger and Reorganization, dated as of August 29, 2023 (the “Merger Agreement”), by and among AgeX, Serina Therapeutics, Inc., an Alabama corporation (“Serina”) and Canaria Transaction Corporation, an Alabama corporation and wholly owned subsidiary of AgeX (“Merger Sub”), pursuant to which, among other matters and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Serina, with Serina surviving as a wholly owned subsidiary of AgeX (the “Merger”). As of the close of business on February 13, 2024, the record date for the Special Meeting, 87,951,260 shares of AgeX common stock were issued and outstanding. Holders of AgeX common stock were entitled to one vote per share. At the Special Meeting, there were present, in person or by proxy, holders of 80,234,198 shares of AgeX common stock, which constituted a quorum.

The proposals are described in more detail in AgeX’s definitive proxy statement/prospectus/information statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2024 (the “Proxy Statement/Prospectus/Information Statement”), a copy of which was first mailed to AgeX stockholders on or about February 20, 2024.

The final voting results with respect to each proposal presented at the Special Meeting are set forth below.

Proposal No. 1 – To approve (i) the issuance of shares of AgeX common stock, which will represent more than 20% of the shares of AgeX common stock outstanding immediately prior to the Merger, to stockholders of Serina, pursuant to the terms of the Merger Agreement, a copy of which is attached as Annex A to the Proxy Statement/Prospectus/Information Statement, and (ii) the change of control of AgeX resulting from the Merger, pursuant to Sections 712(b) and 713(b) of the NYSE American Company Guide.

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,047,139	6,646,481	20,290	4,520,288

Proposal No. 2 – To approve an amendment to the certificate of incorporation of AgeX (the AgeX Charter) to effect a reverse stock split of AgeX common stock at a ratio within the range between 1-for-35 to 1-for-36 with such ratio resulting in approximately 2,500,000 shares of AgeX common stock being outstanding immediately prior to the effective time of the Merger, unless otherwise mutually agreed upon by the respective AgeX’s and Serina’s boards of directors prior to the effectiveness of the Merger or, if Proposal Nos. 1, 3, 4 or 6 is not approved by AgeX’s stockholders, with the ratio to be determined solely by the board of directors of AgeX.

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,971,946	8,230,746	31,505	-

Proposal No. 3 – To approve the issuance of the post-merger warrants to holders of AgeX common stock pursuant to the terms of the Merger Agreement, the potential issuance of the incentive warrants and the shares of AgeX common stock upon the exercise of the post-merger warrants and the potential issuance of shares of AgeX common stock upon the exercise of the incentive warrants, which will represent securities convertible into or exercisable for AgeX common stock of more than 20% of the shares of AgeX common stock outstanding at the time of issuance.

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,026,316	6,662,323	25,271	4,520,288

Proposal No. 4 – To approve an amendment and restatement of the AgeX Charter (the “Combined Company Charter”), in the form attached as Annex B to the Proxy Statement/Prospectus/Information Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,614,107	7,040,014	59,789	4,520,288

Proposal No. 5 – To approve, on a non-binding, advisory basis, eight separately presented governance provisions in the Combined Company Charter , which were separately presented in accordance with SEC guidance and which were voted upon on a non-binding, advisory basis:

(A)	To authorize the issuance of 40,000,000 shares of common stock and 5,000,000 shares of preferred stock;

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,965,060	6,714,611	34,239	4,520,288

(B)	To provide that the number of authorized shares of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (“DGCL”);

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,192,423	6,447,684	73,803	4,520,288

(C)	To require that any provision of Articles 5, 6, 7, 8, and 9 of the Combined Company Charter can only be altered, amended or repealed, or any provision inconsistent therewith can only be adopted, upon the affirmative vote of the holders of at least two-thirds of the combined company’s capital stock entitled to vote generally in an election of directors, voting together as a single class;

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,208,191	6,464,926	40,793	4,520,288

(D)	To require the affirmative vote of the holders of at least two-thirds of the combined company’s capital stock entitled to vote generally in an election of directors, voting together as a single class, is required to make, alter amend or repeal the bylaws of the combined company or to adopt any provision inconsistent therewith;

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,879,829	7,755,889	78,192	4,520,288

(E)	To create a classified board of directors consisting of three classes, Class I, Class II and Class III, with members of each class elected for three-year terms expiring in sequential years;

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,231,707	6,459,281	22,922	4,520,288

(F)	To provide that any action required or permitted to be taken by stockholders of the combined company must be effected at a duly called annual or special meeting of stockholders and may not be effected by a consent or consents (written, electronic, or otherwise) of such stockholders;

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,871,319	6,797,084	45,507	4,520,288

(G)	To authorize provisions limiting personal liability for officers of the combined company for monetary damages for breach of fiduciary duty as an officer to the extent permissible under the DGCL; and

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,841,445	6,789,599	82,866	4,520,288

(H)	To provide for the forum selection provisions in the Combined Company Charter.

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,953,348	6,695,768	64,793	4,520,288

Proposal No. 6 – To approve the Serina Therapeutics, Inc. 2024 Equity Incentive Plan, in the form attached as Annex C to the Proxy Statement/Prospectus/Information Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,363,789	8,360,752	71,784	437,873

Item 8.01 Other Events.

Subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, it is anticipated that the Merger will be completed on March 26, 2024. In connection with completion of the Merger, the combined company will be renamed “Serina Therapeutics, Inc.,” and its shares of common stock are expected to trade on the NYSE American under the new ticker symbol “SER” at the open of trading on March 27, 2024.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding the anticipated completion and effects of the proposed Merger and related timing, including the anticipated completion and timing of the renaming of the combine company, the expected trading of the combined company’s stock on the NYSE American under the ticker symbol “SER” and related timing, management of the combined company and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. All forward-looking statements are based on assumptions or judgments about future events and economic conditions that may or may not be correct or necessarily take place and that are by their nature subject to significant risks, uncertainties and contingencies. You are cautioned not to place undue reliance on these forward-looking statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Statements that contain words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. With respect to the Merger, these risks and uncertainties include: one or more conditions to consummating the Merger may not be satisfied; one or more material agreements that may be entered into in connection with the Merger may be terminated by a party to the agreement; AgeX or the combined company may be unable to obtain approval to list on the NYSE American the shares of AgeX common stock expected to be issued pursuant to the Merger; and the closing of the Merger might be delayed or not occur at all. In addition, the Merger could cause AgeX to face additional risks, including risks associated with conducting and financing Serina’s current or future research and product development programs, including risks that those research and development programs will not result in the development of products or technologies with the desired clinical utility, benefits, or market acceptance; risks associated with conducting clinical trials of Serina product candidates and obtaining Food and Drug Administration or other regulatory approvals to market product candidates, including risks with respect to the timing of initiation of Serina’s planned clinical trials, the timing of the availability of data or other results from clinical trials, and the timing of any planned investigational new drug application or new drug application; risks associated with the combined company’s ability to identify additional products or product candidates with significant commercial potential; risks associated with AgeX’s, Serina’s or the combined company’s ability to protect its intellectual property position; product liability risks; the risk that the cash balance of the combined company following the closing of the Merger will be lower than expected or reduced; the risk that the combined company’s anticipated sources and related timing of financing following the closing of the Merger will not provide proceeds necessary to fund the operations of the combined company for as long as anticipated; the risk that the transactions contemplated by the Side Letter entered into by AgeX, Serina and Juvenescence Limited on August 29, 2023 are not completed in a timely manner or at all; risks associated with AgeX’s or Serina’s estimates regarding future revenue, expenses, capital requirements, and need for additional financing following the Merger; risks associated with the ability of AgeX and the combined company to remain listed on the NYSE American; the risk that products may not be successfully commercialized or that the combined company might not otherwise be able to generate sufficient revenues to operate at a profit; potential adverse changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; the risk that changes in AgeX’s capital structure, management, business, and governance following the Merger could have adverse effects on the market value of its common stock; the ability of AgeX and Serina to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers; risks associated with Serina’s or the combined company’s ability to successfully collaborate with Serina’s existing collaborators or enter into new collaborations, or to fulfill its obligations under any such collaboration agreements; risks associated with the combined company’s commercialization, marketing and manufacturing capabilities and strategy; the risk that pursuing and completing the Merger and related transactions could distract AgeX and Serina management from their respective ongoing business operations or cause AgeX and Serina to incur substantial costs; risks associated with competition and developments in the industry in which the combined company will operate; the impact of world health events and any related economic downturn; the risk of changes in governmental regulations or enforcement practices; AgeX’s and Serina’s ability to meet guidance, market expectations, and internal projections; the impact of AgeX stockholders having their percentage ownership interests in AgeX reduced by the issuance of AgeX common stock to Serina stockholders in the Merger and by the issuance of shares of AgeX common stock upon the exercise of post-merger warrants by Juvenescence Limited, and other important factors that could cause actual results to differ materially from those projected or expected by AgeX management or stockholders. The effects of many of such factors are difficult to predict and may be beyond AgeX’s or Serina’s control.

New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in the Proxy Statement/Prospectus/Information Statement and AgeX’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that AgeX may make with the SEC. Forward-looking statements included in this communication are based on information available to AgeX and Serina as of the date of this communication. Undue reliance should not be placed on these forward-looking statements that speak only as of the date they are made, and except as required by law, AgeX and Serina each disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Second Certificate of Amendment to Certificate of Incorporation of AgeX Therapeutics, Inc., dated March 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: March 14, 2024	By:	/s/ Andrea E. Park
Chief Financial Officer